UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2023

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480
Boston, MA 02115
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Board of Directors (the “Board”) of SeaChange International, Inc. (the “Company”) has approved and adopted a Tax Benefits Preservation Plan, dated as of August 16, 2023 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent. In connection with the Rights Agreement, the Board authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.01 per share (the “Common Shares”), of the Company issued and outstanding on August 15, 2023 (the “Record Date”), to the Company’s stockholders of record at the close of business on the Record Date and further authorized and directed the issuance of one Right with respect to each Common Share that becomes outstanding between the Record Date and the earliest of the Distribution Date, the Expiration Date and the Final Expiration Date (as each such term is defined below).

The Board adopted the Rights Agreement to reduce the likelihood that future acquisitions of Common Shares would result in an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), thereby limiting the Company’s ability to use its net operating loss carryforwards and certain other tax attributes (collectively, the “NOLs”) to reduce the Company’s potential future federal income tax obligations. The Company has experienced, and may continue to experience, substantial net operating losses, and for federal and state income tax purposes, the Company may “carry forward” NOLs in certain circumstances to offset its current and future taxable income and thereby reduce the Company’s federal and state income tax liability. As a result, these NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382, the Company’s ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could adversely affect the value of the Company’s NOLs. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time within a rolling three-year period. In furtherance of deterring an “ownership change,” the Rights Agreement is designed to discourage, without the approval of the Board, any (i) person or group of persons from acquiring beneficial ownership of 4.9% or more of the outstanding Common Shares and (ii) existing stockholders that already beneficially own 4.9% or more of the outstanding Common Shares from acquiring an additional 4.9% of the outstanding Common Shares. There is no guarantee, however, that the Rights Agreement will prevent the Company from experiencing an “ownership change” under Section 382.

The following is a summary description of the Rights. This summary is intended to provide a general description only, does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Certificate of Designations, Preferences and Rights of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, which was filed with the Secretary of State of the State of Delaware on March 5, 2019, and (ii) the Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 4.1, respectively, and are incorporated herein by reference.

The Rights. Subject to the terms and conditions of the Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-hundredth of a Preferred Share at a price of $25.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. Prior to exercise, a Right does not give the holder thereof any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Exercisability. The Rights will not become exercisable until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.9% or more of the outstanding Common Shares (or if already the beneficial owner of at least 4.9% of the outstanding Common Shares, by acquiring additional Common Shares in a transaction or series of transactions representing 4.9% or more of the Common Shares then outstanding) (an “Acquiring Person”), or a public disclosure of facts by the Company or an Acquiring Person indicating such acquisition has occurred or (ii) 10 business days (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.9% or more of such outstanding Common Shares (the earlier of such dates being called the “Distribution Date”). For purposes of the definition of “Acquiring Person”, beneficial ownership is determined based on the number of Common Shares that a person is deemed to directly, indirectly or constructively own pursuant to Section 382, including any Common Shares owned by any other person treated as one entity under applicable treasury regulations.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (a “Triggering Event”) without the approval of the Board as described in Section 11(a)(ii) of the Rights Agreement, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, at or prior to the earlier of the Expiration Date and the Final Expiration Date and subject to the terms, provisions and conditions of the Rights Agreement, one one-hundredth of a Preferred Share having economic and other terms similar to that of one Common Share. However, in the event any person or group of affiliated or associated persons becomes an Acquiring Person, the Rights are not exercisable until such time as the Rights are no longer redeemable by the Company as set forth below.

With respect to certificates representing Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for Common Shares registered in the names of the holders thereof, and not by separate Right Certificates (as defined below). With respect to book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the book entry account system of the transfer agent for the Common Shares. Prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date or book entry accounts reflecting ownership of Common Shares outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or book entry position, as applicable. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Acquiring Persons. Any stockholder who owns 4.9% or more of the outstanding Common Shares as of the time of the first public announcement of the Rights Agreement on August 16, 2023, will not constitute an Acquiring Person unless such stockholder changes its beneficial ownership of Common Shares in a transaction or series of transactions to an amount equal to or greater than the greater of (i) 4.9% or (ii) the sum of (x) the lowest beneficial ownership of such stockholder as a percentage of the outstanding Common Shares as of any date on or after August 16, 2023, plus (y) 4.9%.

In addition to the foregoing exception, each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding Common Shares: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding outstanding Common Shares for or pursuant to the terms of any such plan or (iv) any person who as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by the person to 4.9% or more of the Common Shares then outstanding, or a stock dividend, rights dividend, stock split or similar transaction effected by the Company unless and until such person, or any associate or affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of an additional 0.5% or more of the then-outstanding Common Shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company). If the Board determines in good faith that a person who would otherwise be an Acquiring Person, has become such inadvertently, and such person, within 10 business days of being requested by the Company to do so, certifies that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who thereafter, within 10 business days following such certification, divests as promptly as practicable a sufficient number of Common Shares that such person would no longer be an Acquiring Person, then such person shall not be deemed to be an Acquiring Person for any purpose of the Rights Agreement; provided that, if such person requested to so certify or divest Common Shares fails to do so within 10 business days, such person shall be deemed to be an Acquiring Person. Additionally, any person that has become an Acquiring Person shall not be treated as an Acquiring Person for any purpose of the Rights Agreement if the Board, in its sole discretion, determines that such person’s acquisition of beneficial ownership of Common Shares does not jeopardize or endanger the Company’s ability to utilize the NOLs. A person (other than any “direct public group” within the meaning of treasury regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.9% or more of the Common Shares if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.9” for “5” each time “five” or “5” is used in or for purposes of Section 382).

Expiration. The Rights will expire on the earliest of (i) the date on which all of the Rights are redeemed, as described below, (ii) the date on which the Rights are exchanged, as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the NOLs similar to that provided by the Rights Agreement, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Rights Agreement is no longer necessary or desirable for the preservation of the NOLs, (v) the date on which the Board otherwise determines, in its sole discretion, that the Rights Agreement is no longer necessary to preserve the NOLs and (vi) the first day of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the NOLs may be carried forward (the “Expiration Date”); provided that the Rights will expire on the close of business on the first anniversary of the date of the Rights Agreement (the “Final Expiration Date”), if such anniversary occurs prior to any date that would constitute the “Expiration Date.”

Adjustments. The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, all holders of Rights except such person or group of affiliated or associated persons and their transferees may, upon exercise of a Right, purchase Common Shares for the Purchase Price with a market value of two times the Purchase Price, based on the market price of the Common Shares on the date such person or group of affiliated or associated persons became an Acquiring Person. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, the Company shall take all actions necessary to authorize additional Common Shares for issuance as soon as possible upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such actions as may be necessary to authorize such additional Common Shares, the Company shall deliver upon payment of the exercise price of a Right a number of Common Shares to the extent available and then units or other equity securities of the Company other than Common Shares, or cash, a reduction in the Purchase Price, debt securities of the Company, other assets or a combination of the foregoing in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

Exchange. At any time after any person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption. At any time prior to 10 business days after the time any person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 8.01	Other Events.

On August 16, 2023, the Company issued a press release announcing that the Board approved and adopted the Rights Agreement and declared a dividend of Rights for the outstanding Common Shares as of the Record Date. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series A Participating Preferred Stock of SeaChange International, Inc (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K previously file on March 5, 2019 with the U.S. Securities and Exchange Commission and incorporated herein by reference).

4.1	Tax Benefits Preservation Plan, dated as of August 16, 2023, between SeaChange International, Inc. and Computershare Trust Company, N.A.

99.1	Press release issued by SeaChange International, Inc., dated August 16, 2023.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including regarding (i) the Company’s future taxable income and the utility of the NOLs to offset the Company’s current and future taxable income, (ii) the limitations on the Company’s ability to use the NOLs upon an “ownership change” under Section 382, (iii) the ability of the Rights Agreement to reduce the likelihood of the occurrence of an “ownership change” under Section 382 and (iv) the issuance of Rights with respect to Common Shares that become outstanding in the future, that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company, and changes in the securities markets. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: August 16, 2023		Chief Executive Officer